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                   A N  A G R E E M E N T   made the 12th day of December One
                                            thousand nine hundred and  ninety-
                                            four



Parties BETWEEN the Landlord whose name address or registered office and description are set out in Part I of the First Schedule hereto (hereinafter called "the Landlord") of the one part and the Tenant whose name address or registered office and description are set out in Part II of the First Schedule hereto (hereinafter called "the Tenant") of the other part WHEREBY IT IS HEREBY MUTUALLY AGREED by and between the said parties hereto as follows:-



                                  SECTION (I)
                           THE PREMISES AND THE TERM

Premises                     The Landlord shall let and the Tenant shall take
                   all that Portion on an "as is" basis (which Portion shall hereinafter called "the said premises") of the Building (hereinafter called "the said building") more particularly set out in the Second Schedule hereto TOGETHER with (a) a right of way for the Tenant his servants and agents (in common with the Landlord and all other having the like right) from time to time to pass and repass over and along the entrance halls, staircases and landings erected in the said building and (b) the right (in common as aforesaid) to use the specified lifts installed in the said building whenever the same shall be operating for the purpose of access to and egress from the said premises and (c) the right for the Tenant his servants and agents (in common as aforesaid) to use the specified loading and unloading bays on the ground floor of the said building for the loading and unloading of his vehicle provided always that the Tenant shall not park his


                                       1.
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

                   vehicles thereon or permit his vehicles to remain thereon except when actually engaged in loading or unloading goods and FOR THE TERM set out in Part III of the First Schedule hereto at the rent and management fee respectively set out in Parts IV and V of the First Schedule hereto and the first of such payments to be paid on the signing of this Agreement.




                                  SECTION (II)

                             RENT AND OTHER CHARGES

               The Tenant hereby agrees with the Landlord as follows:-

Rent           (1) To pay the rent and management fee (which are unless the
and                context otherwise requires hereinafter collectively included
management         under the term "rent") without any deduction and set off on
fee                the days and in the manner hereinbefore provided for payment thereof and in banknotes if so demanded.

Rates,         (2) To pay and discharge all rates, taxes, assessments, duties,
Taxes etc.         charges, impositions and outgoings of an annual or recurring nature now or hereafter to be assessed, imposed or charged by the Government of Hong Kong or other lawful authority upon the said premises or upon the owner or occupier thereof
                   (Crown Rent and Property Tax excepted).



Gas water      (3) To pay and discharge all charges for gas, water and
and                electricity consumed in the said premises including charges
electricity        for the running of any air-conditioning units installed
charges            therein and operated from the Tenant's own metered
                   electricity supply and to make all necessary deposits for the supply of electricity gas and water to



                                       2.
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



                   the said premises when required, and to comply with all requirements of the electricity gas and water authorities or suppliers (including rewiring the said premises if so required).

Interest       (4) The Landlord shall have the right without prejudice to any other right or remedy hereunder to charge interest at four per cent over the best lending rate from time to time of The Hongkong and Shanghai Banking Corporation Limited in respect of any payments to be made to the Landlord under Clauses (1)
                   (2) and (3) of this section as shall be more than 14 days in arrears and such interest shall be payable from the date upon which such payment in arrears fell due and not fourteen days thereafter.



                                  SECTION III
                           TENANT'S OTHER OBLIGATIONS
               The Tenant hereby agrees with the Landlord as follows:-

Good           (1) To constantly maintain and keep the whole of the interior of
repair of          the said premises and every part thereof in proper and
the                tenantable repair and condition including all fixtures and
interior           fittings therein.

Inspec-        (2) To permit the Landlord and all persons authorised by it at tion all reasonable times to enter into the said premises to inspect the condition thereof and to give or leave notice in writing upon the said premises for the Tenant of all defects and want of repair there found and for which the Tenant shall be liable hereunder and within one month after every such notice


                                       3.
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


                   well and sufficiently to repair and make good such defects and want of repair whereof any such notice shall have been so given or left.

Entry by       (3) To permit the Landlord and its duly authorised agents workmen
Landlord           and others appointed by it at all reasonable times during the
to effect          said term (but upon previous written notice save in cases of
work               emergency) to enter into and upon the said premises and to execute any works of renewal cleansing alteration or repair to any adjacent or neighbouring premises or to the building of which the said premises form part, and so far as any defects remedied or works done by the Landlord may be included in the Tenant's liabilities hereunder then the costs thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action PROVIDED that the Landlord shall make good the damage to the said premises caused by such work as aforesaid.

Replace-       (4) To replace any broken or damaged window and glass or
ment of            otherwise reimburse the Landlord for the cost of replacing
windows            all broken and damaged windows and glass whether or not the same be broken or damaged by the negligence of the Tenant.

Repair of      (5) To repair or replace any electrical installation or wiring or
electrical         any gas installation or piping of the Tenant if the same
and gas            becomes dangerous or unsafe or if so reasonably required by
installations      the Landlord or by the relevant utility company and in so
                   doing the Tenant shall obtain the Landlord's approval concerning such work to be carried out for that purpose. The
                   Tenant shall permit the Landlord or its agents to test the Tenant's wiring


                                       4.
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


                   or the Tenant's gas installation and piping in the said premises at any time upon request being made.

Altera-        (6) To submit plans and details of any alteration in or additions tions to the said premises for the approval of the Landlord prior to any work being carried out.

Mach-          (7) To mount and equip his machinery particularly machinery with ineries horizontal reciprocating action and every part thereof with antivibration absorbers and anti-dumping absorbers of such types and designs as first approved of in writing by the Landlord's architect and/or engineer and shall comply with all directions or orders of the Landlord for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the said premises. And to cushion machinery placed on or affixed to the said premises and to submit drawings and details of such work for approval by the Landlord.

Workers        (8) To restrict the number of workers working or staying in the said premises in accordance with Government Regulations.

Good           (9) To keep the sanitary and water apparatus used exclusively by
repair of          the Tenant and its servants agents licencees and customers in
sanitary           good clean and tenantable repair and condition to the
and                satisfaction of the Landlord and in accordance with the
water              regulations or byelaws of all Public Health and other
apparatus          Government Authorities concerned.

Cleaning      (10) To pay to the Landlord on demand all costs incurred by the
of drains          Landlord in cleansing clearing repairing or


                                       5.
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

                   replacing any of the drains pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee agent licencee or customer of the Tenant and to indemnify the Landlord against any cost claim or damage caused by or arising therefrom.



Indemnity     (11) To be wholly responsible for and to indemnify the Landlord
and                against any loss damage or injury caused to any person
insurance          whomsoever or any property whatsoever whether directly or
against            indirectly through the defective or damaged condition of any
loss/damage        part of the interior of the said premises or any fittings
from               fixtures wiring or piping therein for the repair of which the
interior           Tenant is responsible hereunder or through or in any way
defects            owing to the spread of fire or smoke or the leakage or
                   overflow of water including storm or rain water from the said premises or any part thereof or through the act default or neglect of the Tenant its servants agents licencees or customers and for the better observance of this Clause to permit the Landlord at the Tenant's expense to effect insurance cover in respect of such risks with a reputable insurance company to the satisfaction of the Landlord. The policy of such insurance shall be in the name of the Tenant and endorsed to show the Landlord as registered owner of the said building and shall be in such amount as the Landlord shall from time to time stipulate and shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior written



                                       6.
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




                   consent of the Landlord.

Pro-          (12) To take all reasonable precautions to protect the interior of
tection            the said premises against damage by storm typhoon heavy
from               rainfall or the like and in particular to ensure that all
typhoons           exterior doors and windows are securely fastened upon the
                   threat of such adverse weather conditions.

Inform        (13) To give notice in writing to the Landlord or its agent of any
Landlord           damage that may be suffered to the said premises or to
of damage          persons thereon and of any accident to or defects in the
                   water pipes gas pipes electrical wiring or other facilities provided by the Landlord.

Directory     (14) To pay the Landlord immediately upon demand the cost of boards affixing repairing altering or replacing as necessary the Tenant's name on the directory boards (if any) provided by the Landlord.

Viewing       (15) To allow at all reasonable times within three calendar months immediately preceding the expiration of the said term prospective tenants or occupiers to inspect the said premises and allow the Landlord to exhibit where the Landlord shall think fit a notice indicating that the said premises are to become vacant which notice the Tenant shall not conceal.

Regula-       (16) To obey and comply with such Regulations as may from time to tions time be adopted by the Landlord in accordance with the provisions hereinafter contained.

Con-          (17) To be responsible to the Landlord for the acts neglects
tractors           omissions and defaults of all contractors servants agents
servants           licencees and customers of the Tenant as if they were the
agents             acts neglects omissions and defaults of the
licencees
customers


                                       7.
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


                   Tenant himself and for the purposes of this Agreement "licencee" shall include any persons present in using or visiting the said premises with the consent of the Tenant express or implied.



Service       (18) To load and unload goods only at such times during normal
entrances          business hours and through such service entrances and by such
and lifts          service lifts as shall be designated by the Landlord for this purpose from time to time.

Refuse        (19) To be responsible for the removal of garbage and refuse from
and                the said premises to such location as shall be specified by
garbage            the Landlord from time to time and to use only that type of
removal            refuse container as is specified by the Landlord from time to time. In the event of the Landlord providing a collection service for garbage and refuse the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.


Uniform       (20) To co-operate with the Landlord to maintain a uniform
external           external appearance for the said Building and shall not use
appearance         or install anything in the inside of the said premises which affects the external appearance from the outside. In particular, but without in any way limiting the foregoing, no flag-pole may be erected and no flag or similar item shall be flown or displayed from windows or from elsewhere in or upon the said Building.


Yield up      (21) To quietly yield up the said premises together with all
premises           fixtures fittings and additions therein and thereto at
and
handover


                                       8.
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


                   the expiration or sooner determination of this tenancy in good clean and tenantable repair and condition notwithstanding any rule of law or equity to the contrary PROVIDED THAT all personal property trade fixtures and fittings and additions therein and thereto of the Tenant of a nonstructural nature shall if so required by the Landlord be removed by and at the expense of the Tenant at the expiration or sooner determination of this tenancy and in such event the Tenant shall make good all damage caused by such removal AND thereupon to surrender to the Landlord all keys giving access to all parts of the said premises held by the Tenant and to permit the Landlord to remove at the Tenant's expense all lettering and characters from the directory boards and from all the doors walls or windows of the said premises and to make good any damage caused by such removal.



Change        (22) To obtain the Landlord's consent if the Tenant wishes to of name change the business name and the Landlord shall have the absolute discretion to give or withhold such consent.


                                   SECTION IV

                             LANDLORD'S OBLIGATIONS

               The Landlord agrees with the Tenant as follows:-



Quiet          (1) That the Tenant paying the rent hereby reserved and
enjoyment          performing and observing the agreements by the Tenant
                   hereinbefore contained may peaceably hold and enjoy the said premises during the said period without any interruption by the Landlord or any person lawfully


                                       9.
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


                   claiming through or under it.

Crown          (2) To pay the Crown rent and property tax which are now or may
Rent hereafter during the said period be imposed by Government upon the said premises.

Roof and       (3) To maintain and keep the main structure and roof of the said
main               building and every part of such main structure in proper and
structure          tenantable repair and condition.

Facilities     (4) To keep the said lifts in good repair and in working
                   condition.

Pumps          (5) To maintain the electric pumps for supplying flushing water to the said building in good condition.

Stair-         (6) To keep the staircases and landings and other common portions
cases              of the said building in a clean and sanitary condition.

Lighting       (7) To pay all charges in respect of electricity consumed by the said lifts, the electric pumps and lighting in the staircases and landings and other common portions of the said building. Provided always that the Landlord shall in no case be responsible for failure of the said lifts, the electric pumps and/or lighting for any reason whatsoever including negligent or wrongful acts or omissions by independent contractors or other causes beyond the Landlord's control or for any damage whatsoever caused thereby and that, in the event of such failure the Tenant cannot claim rental abatement or reduction.

Directory      (8) To supply Directory Boards and to allot space thereon for the
Board Tenant's name to be affixed in such uniform lettering or characters as shall be designated by the Landlord.


                                       10.
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                                   SECTION V
                         RESTRICTIONS AND PROHIBITIONS

               The Tenant hereby agrees with the Landlord as follows:

Floor          (1) Not to store or place any goods machinery or other things on loading or in any part of the said premises which impose a loading exceeding 200 lb. per sq. ft. for first and second floors and 150 lb. per sq. ft. for other floors.

Lift           (2) Not to overload the lifts in the said building in excess of capacity their maximum capacity and to be responsible for any damage caused by any breach thereof.

Furnace,       (3) Not to install any furnace, boiler, compressors, generators
boiler             or other plant or equipment in the said premises or use any
etc.               fuel that might in any circumstance produce smoke without
                   first obtaining permission in writing from the Commissioner of Labour.

Instal-        (4) (a) Not without the previous written consent of the Landlord
lation and             to erect install or alter any fixtures partitioning or
alterations            other erection or installation in the said premises or
                       any part thereof or without the like consent to make or permit or suffer to be made alterations in or additions to the electrical/gas wiring/piping and installations or to install or permit or suffer to be installed any equipment apparatus or machinery which imposes a weight on any part of the flooring in excess of that for which it is designed or which requires any additional electrical/gas mains wiring/piping or which consumes electricity/gas not metered through the Tenant's separate meter. The Landlord


                                       11.
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                       shall be entitled to prescribe the maximum weight and
                       permitted location of safes and other heavy equipment and to require that the same stand on supports of such dimensions and material to distribute the weight as the Landlord may deem necessary.

                   (b) In carrying out any approved work hereunder the Tenant shall and shall cause its servants agents contractors and workmen to co-operate fully with the Landlord and all servants agents contractors and workmen of the Landlord and with other tenants or contractors carrying out any work on the said building. The Tenant its servants agents contractors and workmen shall obey and comply with all instructions and directions which may be given by the Landlord's Architect or other authorised representative in connection with the carrying out of such work.

                   (c) In carrying out any work to the electrical or gas
                       installation and/or wiring and piping the Tenant shall use only a contractor previously approved by the Landlord in writing for the purpose.



Injury         (5) Not without the previous written consent of the Landlord to
to main            cut maim injure drill into mark or deface or permit or suffer
walls              to be cut maimed injured drilled into marked or defaced any doors windows walls beams structural members or any part of the fabric of the said premises or any of the plumbing or sanitary or installations included therein.


                                       12.
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


Damage         (6) Not without the previous written consent of the Landlord to
to walls           lay or use any floor covering or do anything which may damage
ceilings           or penetrate the existing flooring floor screed slab.
and floors


Damage         (7) Not to damage injure or deface any part of the fabric or
to                 decorative features of the common areas stairs and lifts of
Common             the said building including any trees plants or shrubs
Areas              therein or thereabout.

Locks          (8) Not without the previous written consent of the Landlord to alter the existing locks bolts and fittings on the entrance doors to the said premises nor to install any additional locks bolts or fittings thereon. The Landlord is entitled to keep duplicate keys to the entrance doors of the said premises.

Damage         (9) Not to install any supports or erect any iron brackets on any
to                 part of the exterior walls of the said building for any
exterior           purpose including the installation of air-conditioners and
walls or           if the Tenant wishes to install any air-conditioners he shall
windows            submit all drawings and plans for the previous consent in
                   writing of the Landlord and ensure that the air-conditioners are safely installed without damaging any part of or protruding from the exterior walls or windows of the said building.

Blinds        (10) Not to fix or erect any venetian blinds or sun blinds of any description to or on the part of the exterior walls of the said building.

Openings on   (11) Not to make any openings on any part of the exterior walls
the exterior       of the said building.
walls

Nuisance      (12) Not to do or permit or suffer to be done any act or thing
or                 which may be or become a nuisance or annoyance
annoyance



                                       13.
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

                   to the Landlord or to the tenants or occupiers of other premises in the said building or in any adjoining or neighbouring building and it is agreed that a persistent breach by the Tenant of the terms of this Clause shall amount to a breach of this Agreement justifying the Landlord exercising its rights of re-entry hereunder.


Noise         (13) Not to produce or suffer or permit to be produced at any time in the said premises any music or noise including sound produced by broadcasting from Rediffusion television radio or any other service or by any equipment or instrument capable of producing or reproducing music or sound so as to constitute in the opinion of the Landlord (which opinion shall be conclusive) a nuisance or to give cause for reasonable complaint from the occupants of any other premises in the said building or persons using or visiting the same and it is agreed that a persistent breach by the Tenant of the terms of this Clause shall amount to a breach of this Agreement justifying the Landlord exercising its right of re-entry hereunder.

Signs         (14) Not to affix exhibit or paint on any part of the exterior walls common entrance halls staircases landings lifts or passages in the said building or in the windows of the said premises any trade, professional or business signboard notice or advertisement whatsoever save and except in such space at the lobby entrances on the ground and upper floors of the said building as the Landlord shall designate and approve for such purpose provided that all qraphics



                                       14.
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

                   and materials are firstly submitted for Landlord's approval.

User          (15) Not to use or permit or suffer the said premises to be used for any purpose other than for Industrial purpose only and any change in the use of the said premises must be approved by the Landlord in writing but in any event the Tenant shall not carry on any trade or business of an oil refinery or of paint spraying, dyeing, bleaching, weaving, spinning or plastic injection moulding.

Illegal       (16) Not to use or permit or suffer the said premises to be used
or                 for any illegal or immoral purpose or for any purpose which
immoral            is in contravention of the terms and conditions contained in
use                the Crown Lease under which the said premises are held from the Crown.

Sleeping      (17) Not to use or permit or suffer the said premises or any part
or                 thereof to be used as sleeping quarters or as domestic
domestic           premises within the meaning of any landlord and tenant
use                legislation for the time being in force nor to allow any
                   person to remain in the said premises overnight.

Roof and      (18) Not to use the roof flat roofs or any store rooms of the
store rooms        said building except with the express consent of the
                   Landlord.

Com-          (19) Not to keep or store or permit or suffer to be kept or
bustible           stored in the said premises any arms ammunition gun-powder
or                 salt-petre kerosene or other explosive or combustible
dangerous          substance or hazardous goods. Hazardous goods may be stored
goods              in specified area with the prior consent of the Landlord
                   which may be granted or


                                       15.
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



                   withheld at its discretion.



Obstruc-      (20) Not to encumber or obstruct or permit or suffer to be
tions in           encumbered or obstructed with any boxes packaging rubbish or
passages           other obstruction of any kind or nature any of the entrances staircases landings passages lifts lobbies or other parts of the said building in common use and not to permit the Tenant's employees to use the same for loitering and the Landlord shall be entitled without notice and at the Tenant's expense to remove and dispose of as it sees fit any such material aforesaid and the Landlord shall not thereby incur any liability to the Tenant or any other person whomsoever and the Tenant shall indemnify the Landlord against all losses claims damages or expenses of and against the Landlord in respect thereof.

Toilet        (21) Not to use or permit or suffer the toilet facilities
facilities         provided by the Landlord in the said premises or in the
                   common areas of the said building to be used for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown therein any foreign substance of any kind and the Tenant shall pay to the Landlord on demand the whole expense of any breakage blockage or damage resulting from a violation of this Clause.

Wiring and   (22) Not to lay install affix or attach any wiring cables or
cables in         other article or thing in or upon any of the entrances
common areas      staircases landings passages lobbies or other parts of the
and from          said building in common use nor to erect or hang any wire or
exterior walls    aerial wirings from the windows or outside the exterior walls of the said building.


                                       16.
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



Prepara-      (23) Not to prepare or permit or suffer to be prepared any food
tion of            in the said premises with exception of normal and seasonable
food and           odours associated from preparing of brewing-related or to
prevention         cause or permit any odours which shall in the sole
of odours          opinion of the Landlord be offensive or unusual to be
                   produced upon permeate through or emanate from the said premises and it is agreed that a persistent breach by the Tenant of the terms of this clause shall amount to a breach of this Agreement justifying the Landlord exercising its right of re-entry.

Food by       (24) Not to permit or allow any food or food containers to be
service            brought onto or removed from the said premises except by way
entrances          of the specified lifts, entrances and exits.

Animals       (25) Not to keep or permit or suffer to be kept any animals or
pets and           pets inside the said premises and at the Tenant's expense to
infestation        take all such steps and precautions as shall be required by the Landlord to prevent the said premises or any part thereof from becoming infested by termites rats mice cockroaches or any other pests or vermin. The Tenant shall employ at the Tenant's cost such pest extermination contractors as the Landlord may require and at such intervals as the Landlord may direct and to the exclusion of all others.

Sub-          (26) Not to assign underlet part with the possession of or
letting            transfer the said premises or any part thereof or any
assigning          interest therein nor permit or suffer any arrangement or
                   transaction whereby any person who is not a party to this Agreement obtains the use possession occupation or enjoyment of the said premises or any part thereof irrespective of whether any rental or other consideration is given therefor.
                   The tenancy shall be



                                       17.
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


                   personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this clause:-

                   (a) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

                   (b) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

                   (c) In the case of a tenant which is a corporation any
                       take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

                   (d) The giving by the Tenant of a Power of Attorney or
                       similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.

                   (e) The change of the Tenant's business name without


                                       18.
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


                   the previous written consent of the Landlord as required by
                   Section III Clause (22) hereof.

Breach        (27) Not to do or permit or suffer to be done any act deed matter
of Crown           or thing whatosever which amounts to a breach of any of the
Lease              terms and conditions under which the said Lot is held from the Crown and to indemnify the Landlord against any such breach.

Breach        (28) Not to do or permit or suffer to be done any act deed
of                 matter or thing whatsoever whereby the insurance on
insurance          the said building against loss or damage by fire
policy             and/or other insurable perils and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided that if as the result of any act deed matter or thing done permitted or suffered by the Tenant the premium on any such policy of insurance shall be increased the Landlord shall be entitled without prejudice to any other remedy hereunder to recover from the Tenant the amount of any such increase.

Aerials       (29) Not to erect any aerial on the roof or external walls of the said building except with the prior written consent of the Landlord.

Parking       (30) Not to park in obstruct or otherwise use nor permit any employee agent or licencee of the Tenant to park in obstruct or otherwise use those areas of the said building allocated to the parking other than the car parking space (if any) let to the Tenant or movement of or access for vehicles or designated as loading/unloading areas otherwise than in accordance with the


                                       19.
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


                   Regulations from time to time made by the Landlord.

Use of        (31) Not without the previous written consent of the Landlord
building           to use or permit to be used the name/logo or
name               any part of the name/logo of the Landlord or of the said
                   building or any picture representation or likeness of the whole or any part of such name/logo or of the said building or of the said premises in connection with the business or operations of the Tenant or for any purpose whatsoever other than to indicate the address and place of business of the Tenant.

                                       SECTION IV
                                       EXCLUSIONS


                   The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever:-

Lifts          (1) in respect of any loss or damage to person or property etc. sustained by the Tenant or any such other person caused by or through or in any way owing to any defect in or breakdown of the lifts fire and security services equipment airconditioning plant (if any) and other facilities of the said building or

Elect-         (2) in respect of any loss or damage to person or property
ricity/           sustained by the Tenant or any such other person caused by or
gas/water          through or in any way owing to any failure malfunction
supply             explosion or suspension of the electricity gas or water
                   supply to the said building or the said premises or

Fire and       (3) in respect of any loss or damage to person or property
overflow of        sustained by the Tenant or any such other person caused
water vermin


                                       20.

                   by or through or in any way owing to fire or the overflow or leakage of water from anywhere within the said building or the influx of rain water or sea water into the said building or the said premises or the activity of rats or other vermin in the said building or


Security       (4) for the security or safekeeping of the said premises or any persons or contents therein nor shall the rent or management fee or any part thereof abate or cease to be payable on account thereof.



                                   SECTION VII

                                ABATEMENT OF RENT

Abatement      If the said premises or any part thereof shall be destroyed or so damaged by fire typhoon Act of God Force Majeure or other cause beyond the control of the Landlord and not attributable directly or indirectly to any act or default of the Tenant as to be rendered unfit for use and occupation the rent hereby agreed to be paid or a part thereof proportionate to the damage sustained shall cease to be payable until the said premises shall have been restored or reinstated Provided Always that the Landlord shall be under no obligation to repair or reinstate the said premises if in its opinion it is not reasonably economical or practicable so to do and Provided Further that if the whole or substantially the whole of the said premises shall have been destroyed or rendered unfit for use and occupation and shall not have been repaired and reinstated within three months of the occurrence of the destruction or damage either party shall be entitled at any time before the same are so



                                       21.

               repaired and reinstated to terminate this Agreement by notice in writing to the other.


                                  SECTION VIII

                                    DEFAULT

               It is hereby further expressly agreed and declared as follows:-

Default        (1) If the rent or any part thereof shall be unpaid for fifteen days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt or being a corporation shall go into liquidation or if any petition shall be filed for the winding up of the Tenant or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the said premises or otherwise on the Tenant's goods then and in any such case it shall be lawful for the Landlord at any time thereafter to reenter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed and to the Landlord's right to deduct all loss and



                                       22.

                   damage thereby incurred from the deposit paid by the Tenant in accordance with Section IX hereof and without prejudice to the Landlord's right of forfeiture thereof.



Exercise       (2) A written notice served by the Landlord on the Tenant in of right manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord.

Acceptance     (3) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed.



Acts of        (4) For the purposes of these presents any act default neglect or
contractors        omission of any contractor servant agent customer or licencee
servants           (as hereinbefore defined) of the Tenant shall be deemed to be
agents             the act default neglect or omission of the Tenant.
licensees
customers


Distraint      (5) For the purposes of distress for rent in terms of Part III of the Landlord and Tenant (Consolidation) Ordinance (Cap.7) or any statutory modification or re-enactment for the time being in force and of these presents the rent payable in respect of the said premises shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof.


                                       23.

                                           SECTION IX

                                            DEPOSIT

         Deposit       (1) The Tenant shall on the signing hereof deposit or/and
                           the tenancy agreement for the renewed term (as the case may) with the Landlord the sum specified in Part VI of the First Schedule hereto to secure the due observance and performance by the Tenant of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed. The said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of any of the agreements stipulations or conditions aforesaid the Landlord shall be entitled to terminate this Agreement in which event the said deposit may be forfeited to the Landlord by way of liquidated damages. Notwithstanding the foregoing the Landlord may in any such event at its option elect not to terminate this Agreement but to deduct from the deposit the amount of any monetary lose incurred by the Landlord in consequence of the breach non-observance or non-performance by the Tenant in which event the Tenant shall as a condition precedent to the continuation of the tenancy deposit with the Landlord the amount so deducted and if the Tenant shall fail so to do the Landlord shall forthwith be entitled to re-enter on the said premises or any part thereof in the name of the whole and to determine this Agreement in which event the deposit may be forfeited to the Landlord as hereinbefore provided.

                                       24.

         Repayment     (2) Subject as aforesaid the said deposit shall be
         of deposit        refunded to the Tenant by the Landlord without
                           interest within thirty days after the expiration of this Agreement and the delivery of vacant possession to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-performance of any of the agreements stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.


                                    SECTION X

                                   REGULATIONS

         Intro-        (1) The Landlord shall have power from time to time to
         duction           make, revoke and amend Rules regulating the use
         of                operation and maintenance of the said building and
         Regulations       the land on which it is constructed and any of the
                           structures, facilities, services or amenities thereof including the lifts and the parking, waiting loading and unloading areas and the conduct of persons occupying using or visiting the same and such Rules shall be binding on all tenant and occupiers of the said Building, their licensees, invitees, servants or agents. A copy of the Rules from time to time in force shall be supplied to each tenant on request free of charge.



         Conflict      (2) Such Regulations shall be supplementary to the terms
                           and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such Regulations and the terms and conditions of this Agreement the terms

                                       25.

                           and conditions of this Agreement shall prevail.



                                   SECTION XI

                        INTERPRETATION AND MISCELLANEOUS

         Marginal      (1) The marginal notes headings and index are intended
         notes             for guidance only and do not form part of this
         headings          Agreement nor shall any of the provisions of this
         and index         Agreement be construed or interpreted by reference
                           thereto or in any way affected or limited thereby.

         Use of        (2) The specified lifts as installed in the said building
         Lifts shall be permitted for use by the Tenant under the instructions imposed by the Landlord at all reasonable times only. Should the Tenant fail to observe the instructions as imposed by the Landlord, he shall not be allowed to use the said lifts. The Tenant shall indemnify the Landlord for all damage done to the said lifts due to the mis-use by the Tenant of the said lifts.

         Fire          (3) All fire-fighting equipment as installed in the said
         fighting          Premises shall be and remain the property of the
         equipment         Landlord and the Tenant shall take due care thereof
                           and in particular the Tenant shall not allow such equipment to be moved to any other position.

         Con-          (4) No condoning excusing or overlooking by the Landlord
         donation          of any default breach or non-observance or
         not a             non-performance by the Tenant at any time or times of
         waiver            any of the Tenant's obligations herein contained
                           shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or




                                       26.

                           affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future unless expressly so provided.



         Letting       (5) During the six months immediately preceding the
         notices expiration of the said term the Landlord shall be at liberty to affix and maintain without interference upon any external part of the said premises a notice stating that the said premises are to be let and such other information in connection therewith as the Landlord shall reasonably require.



         Service       (6) Any notice required to be served hereunder shall if
         of                to be served on the Tenant be sufficiently served if
         notices           addressed to the Tenant and sent by prepaid post to
                           or delivered at the said premises or the Tenant's last known place of business or residence in Hong
                           Kong and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the address given in Part 1 of the Schedule hereto or any other address which the







                                       27.

                           Landlord may notify to the Tenant from time to time.

         No fine       (7) The Tenant acknowledges that no fine premium key
                           money or other consideration has been paid by the Tenant to the Landlord for the grant of this tenancy.


         Exclusion     (8) This Agreement sets out the full agreement reached
         of                between the parties and no other representations have
         warranties        been made or warranties given relating to the
                           Landlord or the Tenant or the said building or the said premises and if any such representation or warranty has been made given or implied the same is hereby waived.

         Name of       (9) The Landlord reserves the right to name the said
         building building with any such name or style as it in its sole discretion may determine and at any time and from time to time to change alter substitute or abandon any such name and without compensation to the Tenant provided that the Landlord shall give the Tenant and the Postal and other relevant Government Authorities not less than three months notice of its intention so to do.


         Gender       (10) Unless the context otherwise requires words herein
                           importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa.

         Stamp        (11) The costs for and incidental to the preparation and
         Duty              signing of this Agreement together with all stamp
         and               duties payable under the Stamp Duty Ordinance and all
         costs             other expenses in connection therewith shall be borne
                           by the Landlord and the Tenant in equal shares.
                           Should the Tenant instruct another firm of solicitors in connection with the Tenancy Agreement, then the Tenant





                                       28.

                           will pay its own solicitors' costs but the Landlord's solicitors' costs shall be borne and paid by the Landlord and the Tenant in equal shares.

                           AS WITNESS the hands of the parties hereto the day
                 and year first above written.




                                       29.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                                     PART I

                 LANDLORD :   PING PING INVESTMENT COMPANY LIMITED whose
                              registered office is situate at C2, First Floor, Vita Tower, 29 Wong Chuk Hang Road, Hong Kong.



                                     PART II

                 TENANT : SOUTH CHINA BREWING COMPANY LIMITED ([CHINESE LANGUAGE CHARACTERS]) whose registered office is situate at 11th Floor, Tower II, The Gateway, 25-27 Canton Road, Kowloon, Hong Kong.







                                    PART III

                 TERM : Three years from 1st day of October 1994 to 30th day of September 1997.







                 The Tenant shall have an option to renew the tenancy hereby granted for two further terms, each consists of three years from the expiration of the term hereby created on the same terms and conditions contained in this Agreement and at the rental calculated in accordance with Part IV of this First Schedule save and except the rent-free period hereby granted and this clause for option in the second renewal of the tenancy Provided That the Tenant shall be required to give to the Landlord not less than 6 months' prior notice in writing before the expiration of the term hereby granted of such desire to renew and if the Tenant shall have paid the rents hereby reserved and shall have performed all terms and conditions herein contained on the part of the Tenant to be observed and performed up to the termination of the tenancy hereby created.







                                       30.

                                     PART IV
                  RENT :                                              ,

                  Period Rent per calendar month (exclusive of rates and management fee)

             (1) The term of Three           DOLLARS THIRTY FOUR THOUSAND ONLY
                 YEARS hereby granted        ($34,000.00)


             (2) The renewed terms of        The rental for each renewed term
                 Three Years and Three       shall be agreed between the parties
                 Years                       hereto after the Tenant has given
                                             to the Landlord notice of intention
                                             to renew or failing agreement the
                                             rental for the renewed term shall
                                             be settled by a single valuer to be
                                             agreed between the parties or in
                                             default of agreement to be
                                             appointed at the request of either
                                             party by the Chairman for the time
                                             being of the Hong Kong Institute of
                                             Surveyors it being further agreed
                                             and declared between the parties
                                             hereto that it is their intention
                                             that the rental for the said
                                             renewed terms of three years, and
                                             three years shall be in accordance
                                             with the then current open market
                                             rates for comparable accommodation
                                             in the same area and that in the
                                             event of valuation, the valuer
                                             shall have regard to the level of
                                             rents at the date of valuation and




                                       31.

                                             also the level which may reasonably
                                             be expected to be charged for
                                             comparable accommodation in the
                                             same area for similar duration but
                                             in any event the rental for the
                                             first renewed term of three years
                                             shall not be less than Dollars
                                             THIRTY FOUR THOUSAND per month and
                                             the rental for the second renewed
                                             term of three years shall not be
                                             less than the rental for the first
                                             renewed term exclusive of rates and
                                             management fees. It is expressly
                                             declared and agreed by both parties
                                             that the valuer shall under no
                                             circumstance be considered as an
                                             arbitrator and that the Arbitration
                                             Ordinance, Cap. 341 shall not apply
                                             to such valuation aforesaid. It is
                                             further agreed between the parties
                                             that the decision of the valuer as
                                             to the rental for the renewed terms
                                             shall be final and binding on the
                                             parties and that the cost of such
                                             valuation shall be borne by them in
                                             equal shares.

                  Rent shall be paid in advance without any deduction and set off whatsoever on the 1st day of each and every calendar month. When the term of tenancy does not commence on the 1st day of the month, the Landlord may at any time during the said term require



                                       32.

                  the Tenant to pay rent for a particular month on a pro-rata basis, namely, from the commencement day to the end of the month and thereafter the Tenant shall pay rent for each calendar month (including the last month of the said term also on a pro-rata basis) on the 1st day of each such calendar month.







         (3)     Rent Free Period

                  The first one month from the commencement date, namely, from 1st October 1994 to 31st October 1994, both days inclusive shall be rent free. During the Rent Free Period the Tenant shall pay and discharge punctually rates, management fee and all other outgoings now or at any time hereafter chargeable in respect of the said premises.







                                     PART V

                  MANAGEMENT FEE

                  (l) Subject to (2) below the management fee throughout the said term shall be DOLLARS TWO THOUSAND FIVE HUNDRED AND FORTY NINE ONLY ($2,549.00) per calendar month.

                  (2) If at any time during the term of the tenancy hereby granted the cost of management shall have risen by 10% or more over cost prevailing at the beginning of such period, the Landlord shall be entitled to serve a notice on the Tenant increasing the management fee by a percentage equivalent to the percentage of increase in cost in management and thereafter the Tenant shall pay the new management fee stipulated in the said notice and further the management fee for the succeeding period (if any) shall be increased (if necessary) so as not to be less than the management fee prevailing









                                       33.

                            on the expiration of the preceding period. When any notice of increase shall be sent by the Landlord to the Tenant, the notice shall be accompanied by an explanatory memorandum but the Landlord's assessment of the appropriate increase shall be conclusive.







                                     PART VI

                  DEPOSIT

                  Amount of Deposit referred to in Clause (l) of Section IX:=

                  DOLLARS SEVENTY THREE THOUSAND AND NINETY EIGHT ONLY ($73,098.00).
                  Deposit for the renewed terms of three years and three years:- Two months' Rental and Management fee for the renewed terms.






                                       34.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

                        ALL THAT  PORTION A1 on the  FIRST FLOOR  of VITA TOWER
              as shown and coloured Pink on the Plan annexed hereto erected on All That piece or parcel of ground situate, lying and being at Aberdeen Hong Kong and registered in the Land Registry as Aberdeen Inland Lot No.151.


         SIGNED by  Mr. Lo Kwee Seong )
                       Director       )     for and on behalf of
         Ping Ping Investment Co, Ltd.)     PING PING INVESTMENT COMPANY LIMITED
         for and on behalf of the     )     [CHINESE LANGUAGE CHARACTERS]
         Landlord whose signature is  )
         verified by:-                )                 [SIGNATURE]
                                            ...................................
                                                                  Director





                 LEE SAK HUNG TOBY
                  Estate Manager

         SIGNED BY                        )
                                          )
                                          )
                                          )
                                          )
         for and on behalf of the         )
         Tenant in the presence of:-      )
                                          )





             LEE SAK HUNG TOBY



                                       35.

                   R E C E I V E D  on the day and year first )
         above written of and from the Tenant the sum of      )
         DOLLARS SEVENTY THREE THOUSAND AND NINETY EIGHT ONLY ) $73,098.00
         being the deposit money above expressed to be paid   )
         by the Tenant to the Landlord.


         VERIFYING THE SIGNATURE:=


                                                   for and on behalf of
                                            PING PING INVESTMENT COMPANY LIMITED
                                            [CHINESE LANGUAGE CHARACTERS]
                                                         [SIGNATURE]
                                            ...................................
                                                                  Director


LEE SAK HUNG TOBY





                                       36.

                                  [BLOCK PLAN]

                                  [FLOOR PLAN]

                                   [SIGNATURE]



1 st FLOOR PLAN SCALE 1:400                              W. SZETO & PARTNERS
A.I.L. 151 WONG CHUK HANG ROAD                           ARCHITECTS & ENGINEERS
HONG KONG                                                1 HYSAN AVENUE
                                                         HONG KONG

                  To: Ping Ping Investment Co. Ltd.

                  Re : 7 A2 Vita Tower,
                       29 Wong Chuk Hang Road, Hong Kong


                  We refer to the joint handover inspection of the captioned premises on 26th April, 1995 between our Mr. David Haines and your Mr. Toby Lee. We confirm that we have obtained vacant possession of the above premises on 26th April, 1995 prior to the commencement of tenancy. By virtue of this, we hereby agreed to comply with all terms and conditions as stipulated in the Tenancy Agreement and shall be responsible and liable for any damages caused within the premises during the period from 26th April, 1995 to 30th April, 1995.

                  The reading of meters are as follows:



                          Electricity:      NIL

                          Water: To be shared
                                 with all Unit at 7/F

                  We further acknowledge receipt of 1 set(s) of 3 key(s) giving access to the premises.







                  For and on behalf of
                  South China Brewing Co. Ltd.



                  [SIGNATURE]
                  Date: 26th April, 1995

                  DATED the        day of         1996.




                  PING PING INVESTMENT COMPANY LIMITED


                                  and


                  SOUTH CHINA BREWING COMPANY LIMITED



                  ----------------------------------------------------------





                                TENANCY AGREEMENT






                  ----------------------------------------------------------
                  REGISTERED in the Land Registry by

              Memorial No.                   on






                               for Land Registrar.

                  ----------------------------------------------------------





                                   LO AND LO,
                                   SOLICITORS  &c.,
                                   HONG KONG.



                  ----------------------------------------------------------


                  LM:PL:CCY:31750                    [LYN79-2356]

                  AN AGREEMENT        made the             day of           One
                                      thousand nine hundred and ninety-six


      Parties BETWEEN the Landlord whose name address or registered office and description are set out in Part I of the First Schedule hereto (hereinafter called "the Landlord") of the one part and the Tenant whose name address or registered office and description are set out in Part II of the First Schedule hereto (hereinafter called "the Tenant") of the other part WHEREBY IT IS HEREBY MUTUALLY AGREED by and between the said parties hereto as follows:


                                     SECTION I

                            THE PREMISES AND THE TERM


      Premises              The Landlord shall let and the Tenant shall take all
                  that Portion on an "as is" basis (which Portion shall hereinafter called "the said premises") of the Building (hereinafter called "the said building") more particularly set out in the Second Schedule hereto TOGETHER with (a) a right of way for the Tenant his servants and agents (in common with the Landlord and all other having the like right) from time to time to pass and repass over and along the entrance halls, staircases and landings erected in the said building and (b) the right (in common as aforesaid) to use the specified lifts installed in the said building whenever the same shall be operating for the purpose of access to and egress from the said premises and (c) the right for the Tenant his servants and agents (in common as aforesaid) to use the specified loading and unloading bays on the ground floor of the said building for the loading and unloading of his vehicle or vehicles provided always that the Tenant shall not park his vehicles thereon or permit his vehicles to remain thereon except when actually engaged in loading or unloading goods and FOR THE TERM set out in Part III of the First Schedule hereto at the rent and management fee respectively set out in Parts IV and V of the First Schedule hereto and the first of such payments to be paid on the signing of this Agreement.



                                      1.

                                   SECTION II

                             RENT AND OTHER CHARGES


                        The Tenant hereby agrees with the Landlord as follows:-


      Rent and         (1)  To pay the rent and management fee (which are unless
      management fee        the context otherwise requires hereinafter
                            collectively included under the term "rent") without any deduction and set off on the days and in the manner hereinbefore provided for payment thereof and in banknotes if so demanded.


      Rates,           (2)  To pay and discharge all rates, taxes, assessments,
      Taxes, etc.           duties, charges, impositions and outgoings of an
                            annual or recurring nature now or hereafter to be assessed, imposed or charged by the Government of Hong Kong or other lawful authority upon the said premises or upon the owner or occupier thereof
                            (Crown Rent and Property Tax excepted).


      Gas water and    (3)  To pay and discharge all charges for gas, water and
      electricity           electricity consumed in the said premises including
      charges               charges for the running of any air-conditioning
                            units installed therein and operated from the Tenant's own metered electricity supply and to make all necessary deposits for the supply of electricity gas and water to the said premises when required, and to comply with all requirements of the electricity gas and water authorities or suppliers
                            (including rewiring the said premises if so required).


      Interest         (4)  The Landlord shall have the right without prejudice
                            to any other right or remedy hereunder to charge interest at four per cent over the best lending rate from time to time of The Hongkong and Shanghai
                            Banking Corporation Limited in respect of any payments to be made to the Landlord under Clauses
                            (1) (2) and (3) of this section as shall be more than 14 days in arrears and such interest shall be payable from the date upon which such payment in arrears fell due and not fourteen days thereafter.


                                       2.

                                   SECTION III

                           TENANT'S OTHER OBLIGATIONS


                      The Tenant hereby agrees with the Landlord as follows:-


      Good repair     (1)  To constantly maintain and keep the whole of the
      of the               interior of the said premises and every part thereof
      interior             in proper and tenantable repair and condition
                           including all fixtures and fittings therein.


      Inspection      (2)   To permit the Landlord and all persons authorised by
                            it at all reasonable times to enter into the said premises to inspect the condition thereof and to give or leave notice in writing upon the said premises for the Tenant of all defects and want of repair there found and for which the Tenant shall be liable hereunder and within one month after every such notice well and sufficiently to repair and make good such defects and want of repair whereof any such notice shall have been so given or left.


      Entry by         (3)  To permit the Landlord and its duly authorised
      Landlord to           agents workmen and others appointed by it at all
      effect work           reasonable times during the said term (but upon
                            previous written notice save in cases of emergency) to enter into and upon the said premises and to execute any works of renewal cleansing alteration or repair to any adjacent or neighbouring premises or to the building of which the said premises form part, and so far as any defects remedied or works done by the Landlord may be included in the Tenant's liabilities hereunder then the costs thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action PROVIDED that the Landlord shall make good the damage to the said premises caused by such work as aforesaid.


      Replacement     (4)   To replace any broken or damaged window and glass or
      of windows            otherwise reimburse the Landlord for the cost of
                            replacing all broken and damaged windows and glass whether or not the same be broken or damaged by the negligence of the Tenant.

                                       3.

      Repair of        (5)  To repair or replace any electrical installation or
      electrical            wiring or any gas installation or piping of
      and gas               the Tenant if the same becomes dangerous or unsafe
      installations         or if so reasonably required by the Landlord or by
                            the relevant utility company and in so doing the Tenant shall obtain the Landlord's approval concerning such work to be carried out for that purpose. The Tenant shall permit the Landlord or its agents to test the Tenant's wiring or the Tenant's gas installation and piping in the said premises at any time upon request being made.


      Alterations     (6)   To submit plans and details of any alteration in or
                            additions to the said premises for the approval of the Landlord prior to any work being carried out.


      Machineries     (7)   To mount and equip his machinery particularly
                            machinery with horizontal reciprocating action and every part thereof with antivibration absorbers and anti-dumping absorbers of such types and designs as first approved of in writing by the Landlord's architect and/or engineer and shall comply with all directions or orders of the Landlord for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the said premises. And to cushion machinery placed on or affixed to the said premises and to submit drawings and details of such work for approval by the Landlord.


      Workers         (8)   To restrict the number of workers working or staying
                            in the said premises in accordance with Government
                            Requlations.


      Good repair     (9)   To keep the sanitary and water apparatus used
      of sanitary           exclusively by the Tenant and its servants agents
      and water             licencees and customers in good clean and tenantable
      apparatus             repair and condition to the satisfaction of the
                            Landlord and in accordance with the regulations or byelaws of all Public Health and other Government
                            Authorities concerned.



                                       4.

      Cleaning        (10)  To pay to the Landlord on demand all costs incurred
      of drains             by the Landlord in cleansing clearing repairing or
                            replacing any of the drains pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee agent licencee or customer of the Tenant and to indemnify the Landlord against any cost claim or damage caused by or arising therefrom.


      Indemnity and   (11)  To be wholly responsible for and to indemnify the
      insurance             Landlord against any loss damage or injury caused to
      against loss/         any person whomsoever or any property whatsoever
      damage from           whether directly or indirectly through the defective
      interior              or damaged condition of any part of the interior of
      defects               the said premises or any fittings fixtures wiring or
                            piping therein for the repair of which the Tenant is responsible hereunder or through or in any way owing to the spread of fire or smoke or the leakage or overflow of water including storm or rain water from the said premises or any part thereof or through the act default or neglect of the Tenant its servants agents licencees or customers and for the better observance of this Clause to permit the Landlord at the Tenant's expense to effect insurance cover in respect of such risks with a reputable insurance company to the satisfaction of the Landlord. The policy of such insurance shall be in the name of the Tenant and endorsed to show the Landlord as registered owner of the said building and shall be in such amount as the Landlord shall from time to time stipulate and shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior written consent of the Landlord.


      Protection      (12)  To take all reasonable precautions to protect the
      from typhoons         interior of the said premises against damage by
                            storm typhoon heavy rainfall or the like and in particular to ensure that all exterior doors and windows are securely fastened upon the threat of such adverse


                                       5.

                            weather conditions.


      Inform          (13)  To give notice in writing to the Landlord or its
      Landlord              agent of any damage that may be suffered to the said
      of damage             premises or to persons thereon and of any accident
                            to or defects in the water pipes gas pipes electrical wiring or other facilities provided by the Landlord.


      Directory       (14)  To pay the Landlord immediately upon demand the cost
      boards                of affixing repairing altering or replacing as
                            necessary the Tenant's name on the directory boards
                            (if any) provided by the Landlord.


      Viewing         (15)  To allow at all reasonable times within three
                            calendar months immediately preceding the expiration of the said term prospective tenants or occupiers to inspect the said premises and allow the Landlord to exhibit where the Landlord shall think fit a notice indicating that the said premises are to become vacant which notice the Tenant shall not conceal.


      Regulations     (16)  To obey and comply with such Regulations as may from time to time be adopted by the Landlord in accordance with the provisions hereinafter contained.


      Contractors     (17)  To be responsible to the Landlord for the acts
      servants              neglects omissions and defaults of all contractors
      agents                servants agents licencees and customers of the
      licencees             Tenant as if they were the acts neglects omissions
      customers             and  defaults of the Tenant himself and for the
                            purposes of this Agreement "licencee" shall include any persons present in using or visiting the said premises with the consent of the Tenant express or implied.


      Service         (18)  To load and unload goods only at such times during
      entrances             normal business hours and through such service
      and lifts             entrances and by such service lifts as shall be
                            designated by the Landlord for this purpose from time to time.



                                       6.

      Refuse and      (19)  To be responsible for the removal of garbage and
      garbage               refuse from the said premises to such location as
      removal               shall be specified by the Landlord from time to time
                            and to use only that type of refuse container as is specified by the Landlord from time to time. In the event of the Landlord providing a collection service for garbage and refuse the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.


      Uniform         (20)  To co-operate with the Landlord to maintain a
      external              uniform external appearance for the said building
      appearance            and shall not use or install anything in the inside
                            of the said premises which affects the external appearance from the outside. In particular, but without in any way limiting the foregoing, no flag-pole may be erected and no flag or similar item shall be flown or displayed from windows or from elsewhere in or upon the said building.


      Yield up        (21)  To quietly yield up the said premises together with
      premises and          all fixtures fittings and additions therein and
      handover              thereto at the expiration or sooner determination of
                            this tenancy in good clean and tenantable repair and condition notwithstanding any rule of law or equity to the contrary PROVIDED THAT all personal property trade fixtures and fittings and additions therein and thereto of the Tenant of a nonstructural nature shall if so required by the Landlord be removed by and at the expense of the Tenant at the expiration or sooner determination of this tenancy and in such event the Tenant shall make good all damage caused by such removal AND thereupon to surrender to the Landlord all keys giving access to all parts of the said premises held by the Tenant and to permit the Landlord to remove at the Tenant's expense all lettering and characters from the directory boards and from all the doors walls or windows of the said premises and to make good any damage caused by such removal.



                                       7.

      Change of       (22)  To obtain the Landlord's consent if the Tenant
      name                  wishes to change the business name and the Landlord
                            shall have the absolute discretion to give or withhold such consent.



                                   SECTION IV

                             LANDLORD'S OBLIGATIONS


                       The Landlord agrees with the Tenant as follows:-


      Quiet            (1)  That the Tenant paying the rent hereby reserved and
      enjoyment             performing and observing the agreements by the
                            Tenant hereinbefore contained may peaceable hold and enjoy the said premises during the said period without any interruption by the Landlord or any person lawfully claiming through or under it.


      Crown Rent       (2)  To pay the Crown rent and property tax which are now
                            or may hereafter during the said period be imposed by Government upon the said premises.


      Roof and         (3)  To maintain and keep the main structure and roof of
      main                  the said building and every part of such main
      structure             structure in proper and tenantable repair and
                            condition.


      Facilities       (4)  To keep the said lifts in good repair and in working
                            condition.


      Pumps            (5)  To maintain the electric pumps for supplying
                            flushing water to the said building in good condition.


      Staircases       (6)  To keep the staircases and landings and other common
                            portions of the said building in a clean and sanitary condition.


      Lighting         (7)  To pay all charges in respect of electricity
                            consumed by the said lifts, the electric pumps and lighting in the staircases and landings and other common portions of the said building. Provided always that the Landlord shall in no case be responsible for failure


                                       8.

                            of the said lifts, the electric pumps and/or lighting for any reason whatsoever including negligent or wrongful acts or omissions by independent contractors or other causes beyond the Landlord's control or for any damage whatsoever caused thereby and that, in the event of such failure the Tenant cannot claim rental abatement or reduction.

      Directory        (8)  To supply Directory Boards and to allot space
      Board                 thereon for the Tenant's name to be affixed in such
                            uniform lettering or characters as shall be designated by the Landlord.


                                    SECTION V

                          RESTRICTIONS AND PROHIBITIONS


                       The Tenant hereby agrees with the Landlord as follows:-


      Floor            (1)  Not to store or place any goods machinery or other
      loading               things on or in any part of the said premises which
                            impose a loading exceeding 200 lb. per sq. ft. for first and second floors and 150 lb. per sq. ft. for other floors.


      Lift             (2)  Not to overload the lifts in the said building in
      capacity              excess of their maximum capacity and to be
                            responsible for any damage caused by any breach thereof.


      Furnace,         (3)  Not to install any furnace, boiler, compressors,
      boiler etc.           generators or other plant or equipment in the said
                            premises or use any fuel that might in any circumstance produce smoke without first obtaining permission in writing from the Commissioner of Labour.


      Installation     (4)  (a)  Not without the previous written consent of the
      and alterations            Landlord to erect install or alter any
                                 fixtures partitioning or other erection or installation in the said premises or any part thereof or without the like consent to make or permit or suffer to be made alterations in or additions to the


                                       9.

                                 electrical/gas wiring/piping and installations or to install or permit or suffer to be installed any equipment apparatus or machinery which imposes a weight on any part of the flooring in excess of that for which it is designed or which requires any additional electrical/gas mains wiring/piping or which consumes electricity/gas not metered through the Tenant's separate meter. The Landlord shall be entitled to prescribe the maximum weight and permitted location of safes and other heavy equipment and to require that the same stand on supports of such dimensions and material to distribute the weight as the Landlord may deem necessary.


                            (b) In carrying out any approved work hereunder the Tenant shall and shall cause its servants agents contractors and workmen to co-operate fully with the Landlord and all servants agents contractors and workmen of the Landlord and with other tenants or contractors carrying out any work on the said building. The Tenant its servants agents contractors and workmen shall obey and comply with all instructions and directions which may be given by the Landlord's Architect or other authorised representative in connection with the carrying out of such work.


                            (c) In carrying out any work to the electrical or gas installation and/or wiring and piping the Tenant shall use only a contractor previously approved by the Landlord in writing for the purpose.

      Injury to        (5)  Not without the previous written consent of the
      main walls            Landlord to cut maim injure drill into mark or
                            deface or permit or suffer to be cut maimed injured drilled into marked or defaced any doors windows walls beams structural members or any part of the fabric of the said premises or any of the plumbing or sanitary or installations included therein.



                                       10.

      Damage to        (6)  Not without the previous written consent of the
      walls ceilings        Landlord to lay or use any floor covering or do
      and floors            anything which may damage or penetrate the existing
                            flooring floor screed slab.


      Damage to        (7)  Not to damage injure or deface any part of the
      Common Areas          fabric or decorative features of the common areas
                            stairs and lifts of the said building including any trees plants or shrubs therein or thereabout.


      Locks            (8)  Not without the previous written consent of the
                            Landlord to alter the existing locks bolts and fittings on the entrance doors to the said premises nor to install any additional locks bolts or fittings thereon. The Landlord is entitled to keep duplicate keys to the entrance doors of the said premises.


      Damage to        (9)  Not to install any supports or erect any iron
      exterior              brackets on any part of the exterior walls of the
      walls or              said building for any purpose including the
      windows               installation of air-conditioners and if the Tenant
                            wishes to install any air-conditioners he shall submit all drawings and plans for the previous consent in writing of the Landlord and ensure that the air-conditioners are safely installed without damaging any part of or protruding from the exterior walls or windows of the said building.


      Blinds          (10)  Not to fix or erect any venetian blinds or sun
                            blinds of any description to or on the part of the exterior walls of the said building.


      Openings on     (11)  Not to make any openings on any part of the exterior
      the exterior          walls of the said building.
      walls

      Nuisance or     (12)  Not to do or permit or suffer to be done any act or
      annoyance             thing which may be or become a nuisance or annoyance
                            to the Landlord or to the tenants or occupiers of other premises in the said building or in any adjoining or neighbouring building and it is agreed that a persistent breach by the Tenant of the terms of


                                       11.

                            this Clause shall amount to a breach of this Agreement justifying the Landlord exercising its rights of re-entry hereunder.


      Noise           (13)  Not to produce or suffer or permit to be produced at any time in the said premises any music or noise including sound produced by broadcasting from Rediffusion television radio or any other service or by any equipment or instrument capable of producing or reproducing music or sound so as to constitute in the opinion of the Landlord (which opinion shall be conclusive) a nuisance or to give cause for reasonable complaint from the occupants of any other premises in the said building or persons using or visiting the same and it is agreed that a persistent breach by the Tenant of the terms of this Clause shall amount to a breach of this Agreement justifying the Landlord exercising its right to re-entry hereunder.

      Signs           (14)  Not to affix exhibit or paint on any part of the
                            exterior walls common entrance halls staircases landings lifts or passages in the said building or in the windows of the said premises any trade, professional or business signboard notice or advertisement whatsoever save and except in such space at the lobby entrances on the ground and upper floors of the said building as the Landlord shall designate and approve for such purpose provided that all graphics and materials are firstly submitted for Landlord's approval.


      User            (15)  Not to use or permit or suffer the said premises to
                            be used for any purpose other than for Industrial purpose only and any change in the use of the said premises must be approved by the Landlord in writing but in any event the Tenant shall not carry on any trade or business of an oil refinery or of paint spraying, dyeing, bleaching, weaving, spinning or plastic injection moulding.




                                       12.

      Illegal or      (16)  Not to use or permit or suffer the said premises to
      immoral use           be used for any illegal or immoral purpose or for
                            any purpose which is in contravention of the terms and conditions contained in the Crown Lease under which the said premises are held from the Crown.


      Sleeping or     (17)  Not to use or permit or suffer the said premises or
      domestic use          any part thereof to be used as sleeping quarters or
                            as domestic premises within the meaning of any landlord and tenant legislation for the time being in force nor to allow any person to remain in the said premises overnight.


      Roof and        (18)  Not to use the roof flat roofs or any store rooms of
      store rooms           the said building except within the express consent
                            of the Landlord.


      Combustible     (19)  Not to keep or store or permit or suffer to be kept
      or dangerous          or stored in the said premises any arms ammunition
      goods                 gun-powder salt-petre kerosene or other explosive
                            or combustible substance or hazardous goods.
                            Hazardous goods may be stored in specified area with the prior consent of the Landlord which may be granted or withheld at its discretion.


      Obstructions    (20)  Not to encumber or obstruct or permit or suffer to
      in passages           be encumbered or obstructed with any boxes packaging
                            rubbish or other obstruction of any kind or nature any of the entrances staircases landings passages lifts lobbies or other parts of the said building in common use and not to permit the Tenant's employees to use the same for loitering and the Landlord shall be entitled without notice and at the Tenant's expense to remove and dispose of as it sees fit any such material aforesaid and the Landlord shall not thereby incur any liability to the Tenant or any other person whomsoever and the Tenant shall indemnify the Landlord against all losses claims damages or expenses of and against the Landlord in respect thereof.





                                       13.

      Toilet          (21)  Not to use or permit or suffer the toilet facilities
      facilities            provided by the Landlord in the said premises or in
                            the common areas of the said building to be used for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown therein any foreign substance of any kind and the Tenant shall pay to the Landlord on demand the whole expense of any breakage blockage or damage resulting from a violation of this Clause.


      Wiring and      (22)  Not to lay install affix or attach any wiring cables
      cables in             or other article or thing in or upon any of the
      common areas          entrances staircases landings passages lobbies or
      and from              other parts of the said building in common use nor
      exterior walls        to erect or hang any wire or aerial wirings from the
                            windows or outside the exterior walls of the said building.


      Preparation     (23)  Not to prepare or permit or suffer to be prepared
      of food and           any food in the said premises or to cause or permit
      prevention            any odours which shall in the sole opinion of the
      of odours             Landlord be offensive or unusual to be produced upon
                            permeate through or emanate from the said premises and it is agreed that a persistent breach by the Tenant of the terms of this clause shall amount to a breach of this Agreement justifying the Landlord exercising its right of re-entry.


      Food by         (24)  Not to permit or allow any food or food containers
      service               to be brought onto or removed from the said premises
      entrances             except by way of the specified lifts, entrances and
                            exits.


      Animals         (25)  Not to keep or permit or suffer to be kept any
      pets and              animals or pets inside the said premises and at the
      infestation           Tenant's expense to take all such steps and
                            precautions as shall be required by the Landlord to prevent the said premises or any part thereof from becoming infested by termites rats mice cockroaches or any other pests or vermin. The Tenant shall employ at the Tenant's cost such pest extermination contractors as the Landlord


                                       14.

                            may require and at such intervals as the Landlord may direct and to the exclusion of all others.


      Sub-letting     (26)  Not to assign underlet part with the possession of
      assigning             or transfer the said premises or any part thereof or
                            any interest therein nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use possession occupation or enjoyment of the said premises or any part thereof irrespective of whether any rental or other consideration is given therefor.
                            The tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this clause:-


                            (a) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.


                            (b) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.


                            (c) In the case of a tenant which is a corporation any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.


                            (d)   The giving by the Tenant of a Power of
                                  Attorney or similar authority whereby the donee of the


                                       15.

                                  Power obtains the right to use possess occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.


                            (e) The change of the Tenant's business name without the previous writing consent of the Landlord as required by Section III Clause
                                  (22) hereof.


      Breach of       (27)  Not to do or permit or suffer to be done any act
      Crown Lease           deed matter or thing whatsoever which amounts to a
                            breach of any of the terms and conditions under which the said Lot is held from the Crown and to indemnify the Landlord against any such breach.


      Breach of       (28)  Not to do or permit or suffer to be done any act
      insurance             deed matter or thing whatsoever whereby the
      policy                insurance on the said building against loss or
                            damage by fire and/or other insurable perils and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided that if as the result of any act deed matter or thing done permitted or suffered by the Tenant the premium on any such policy of insurance shall be increased the Landlord shall be entitled without prejudice to any other remedy hereunder to recover from the Tenant the amount of any such increase.


      Aerials         (29)  Not to erect any aerial on the roof or external
                            walls of the said building except with the prior written consent of the Landlord.


      Parking         (30)  Not to park in obstruct or otherwise use nor permit
                            any employee agent or licencee of the Tenant to park in obstruct or otherwise use those areas of the said building allocated to the parking other than the car parking space (if any) let to the Tenant or movement of or access for vehicles or designated as loading/ unloading areas otherwise than in accordance with the Regulations from time to time made by the Landlord.




                                       16.

      Use of          (31)  Not without the previous written consent of the
      building              Landlord to use or permit to be used the name/logo
      name                  or any part of the name/logo of the Landlord or of
                            the said building or any picture representation or likeness of the whole or any part of such name/logo or of the said building or of the said premises in connection with the business or operations of the Tenant or for any purpose whatsoever other than to indicate the address and place of business of the Tenant.


                                   SECTION VI

                                   EXCLUSIONS


                       The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever:-


      Lifts etc.       (1)  in respect of any loss or damage to person or
                            property sustained by the Tenant or any such other person caused by or through or in any way owing to any defect in or breakdown of the lifts fire and security services equipment air-conditioning plant
                            (if any) and other facilities of the said building or


      Electricity/     (2)  in respect of any loss or damage to person or
      gas/water             property sustained by the Tenant or any such other
      supply                person caused by or through or in any way owing to
                            any failure malfunction explosion or suspension of the electricity gas or water supply to the said building or the said premises or


      Fire and         (3)  in respect of any loss or damage to person or
      overflow of           property sustained by the Tenant or any such other
      water vermin          person caused by or through or in any way owing to
                            fire or the overflow or leakage of water from anywhere within the said building or the influx of rain water or sea water into the said building or the said premises or the activity of rats or other vermin in the said building or


      Security         (4)  for the security or safekeeping of the said premises


                                       17.

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


                            or any persons or contained therein nor shall the rent or management fee or any part thereof abate or cease to be payable on account thereof.


                                   SECTION VII

                                ABATEMENT OF RENT


      Abatement        If the said premises or any part thereof shall be
                       destroyed or so damaged by fire typhoon Act of God Force
                       Majeure or other cause beyond the control of the Landlord and not attributable directly or indirectly to any act or default of the Tenant as to be rendered unfit for use and occupation the rent hereby agreed to be paid or a part thereof proportionate to the damage sustained shall cease to be payable until the said premises shall have been restored or reinstated Provided Always that the Landlord shall be under no obligation to repair or reinstate the said premises if in its opinion it is not reasonably economical or practicable so to do and Provided Further that if the whole or substantially the whole of the said premises shall have been destroyed or rendered unfit for use and occupation and shall not have been repaired and reinstated within three months of the occurrence of the destruction or damage either party shall be entitled at any time before the same are so repaired and reinstated to terminate this Agreement by notice in writing to the other.


                                  SECTION VIII

                                     DEFAULT


                       It is hereby further expressly agreed and declared as follows:-


      Default          (1)  If the rent or any part thereof shall be unpaid for
                            fifteen days after the same shall become payable
                            (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt or being a corporation shall go into


                                       18.

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


                            liquidation or if any petition shall be filed for the winding up of the Tenant or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the said premises or otherwise on the Tenant's goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed and to the Landlord's right to deduct all loss and damage thereby incurred from the deposit paid by the Tenant in accordance with
                            Section IX hereof and without prejudice to the Landlord's right of forfeiture thereof.


      Exercise         (2)  A written notice served by the Landlord on the
      of right              Tenant in manner hereinafter mentioned to the effect
                            that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord.


      Acceptance       (3)  Acceptance of rent by the Landlord shall not be
                            deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed.


      Acts of          (4)  For the purposes of these presents any act default
      contractors           neglect or omission of any contractor servant agent
      servants agents       customer or licencee (as hereinbefore defined) of
      licensees             the Tenant shall be deemed to be the act default
      customers             neglect or omission of the Tenant.


                                      19.

      Distraint        (5)  For the purposes of distress for rent in terms of
                            Part III of the Landlord and Tenant (Consolidation)
                            Ordinance (Cap.7) or any statutory modification or re-enactment for the time being in force and of these presents the rent payable in respect of the said premises shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof.


                                   SECTION IX

                                     DEPOSIT


      Deposit          (1)  The Tenant shall on the signing hereof or/and upon
                            the signing of the tenancy agreement for the renewed term (if option shall be exercised by the Tenant pursuant to the provision of this Agreement) deposit with the Landlord the sum specified in Part VI of the First Schedule hereto to secure the due observance and performance by the Tenant of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed. The said deposit for the term hereby created shall be retained by the Landlord throughout the said term free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of any of the agreements stipulations or conditions aforesaid the Landlord shall be entitled to terminate this Agreement in which event the said deposit may be forfeited to the Landlord by way of liquidated damages. Notwithstanding the foregoing the Landlord may in any such event at its option elect not to terminate this Agreement but to deduct from the deposit the amount of any monetary loss incurred by the Landlord in consequence of the breach non-observance or non-performance by the Tenant in which event the Tenant shall as a condition precedent to the continuation of the tenancy deposit with the Landlord the amount so deducted and if the Tenant shall fail so to do the Landlord shall forthwith be entitled to re-enter on the said premises or any part thereof in the name of the whole and to determine this

                                       20.

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


                            Agreement in which event the deposit may be forfeited to the Landlord as hereinbefore provided.


      Repayment        (2)  Subject as aforesaid the said deposit for the term
      of deposit            hereby created shall be refunded to the Tenant by
                            the Landlord without interest within thirty days after the expiration of this Agreement and the delivery of vacant possession to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-performance of any of the agreements stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.


                                    SECTION X

                                   REGULATIONS


      Introduction     (1)  The Landlord shall have power from time to time to
      of Regulations        make, revoke and amend Rules regulating the use
                            operation and maintenance of the said building and the land on which it is constructed and any of the structures, facilities, services or amenities thereof including the lifts and the parking, waiting loading and unloading areas and the conduct of persons occupying using or visiting the same and such Rules shall be binding on all tenant and occupiers of the said building, their licensees, invitees, servants or agents. A copy of the Rules from time to time in force shall be supplied to each tenant on request free of charge.


      Conflict         (2)  Such Regulations shall be supplementary to the terms
                            and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such Regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.




                                       21.

                                   SECTION XI

                        INTERPRETATION AND MISCELLANEOUS


Marginal       (1) The marginal notes headings and index are intended for
notes              guidance only and do not form part of this Agreement nor
headings           shall any of the provisions of this Agreement be construed or
and index          interpreted by reference thereto or in any way affected or limited thereby.

Use of Lifts   (2) The specified lifts as installed in the said building shall be permitted for use by the Tenant under the instructions imposed by the Landlord at all reasonable times only. Should the Tenant fail to observe the instructions as imposed by the Landlord, he shall not be allowed to use the said lifts. The Tenant shall indemnify the Landlord for all damage done to the said lifts due to the mis-use by the Tenant of the said lifts.



Fire           (3) All fire-fighting equipment as installed in the said premises
fighting           shall be and remain the property of the Landlord and the
equipment          Tenant shall take due care thereof and in particular the
                   Tenant shall not allow such equipment to be moved to any other position.






Condonation    (4) No condoning excusing or overlooking by the Landlord of any
not a wavier       default breach or non-observance or non-performance by the
                   Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for particular matter to which it relates and in no way shall be considered as



                                       22.
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



                   a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future unless expressly so provided.


Letting        (5) During the six months immediately preceding the expiration of notices the said term the Landlord shall be at liberty to affix and maintain without interference upon any external part of the said premises a notice stating that the said premises are to be let and such other information in connection therewith as the Landlord shall reasonably require.



Service of     (6) Any notice required to be served hereunder shall if to be notices served on the Tenant be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the said premises or the Tenant's last known place of business or residence in Hong Kong and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the address given in
                   Part 1 of the Schedule hereto or any other address which the Landlord may notify to the Tenant from time to time.



No fine        (7) The Tenant acknowledges that no fine premium key money or other consideration has been paid by the Tenant to the Landlord for the grant of this tenancy.



Exclusion of   (8) This Agreement sets out the full agreement reached between
warranties         the parties and no other representations have been made or warranties given relating to the Landlord or the Tenant or the said building or the said premises and if any such representation or warranty has been made given or implied the same is hereby waived.


Name of        (9) The Landlord reserves the right to name the said building building with any such name or style as it in its sole discretion may determine and at any time and from time


                                       23.
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


                   to time to change alter substitute or abandon any such name and without compensation to the Tenant provided that the Landlord shall give the Tenant and the Postal and other relevant Government Authorities not less than three months notice of its intention so to do.


Gender        (10) Unless the context otherwise requires words herein importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa.



Stamp duty    (11) The costs for and incidental to the preparation and signing
and costs          of this Agreement together with all stamp duties payable
                   under the Stamp Duty Ordinance and all other expenses in connection therewith shall be borne by the Landlord and the Tenant in equal shares. Should the Tenant instruct another firm of solicitors in connection with the Tenancy Agreement, then the Tenant will pay its own solicitors' costs but the Landlord's solicitors' costs shall be borne and paid by the Landlord and the Tenant in equal shares.


                       AS WITNESS the hands of the parties hereto the
              day and year first above written.



                                       24.
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



                      THE FIRST SCHEDULE ABOVE REFERRED TO


                                     PART I

LANDLORD:     PING PING INVESTMENT COMPANY LIMITED whose registered
              office is situate at Unit C2, 1st Floor, Vita Tower, 29 Wong Chuk
              Hang Road, Hong Kong.


                                    PART II


TENANT: SOUTH CHINA BREWING COMPANY LIMITED whose registered office is situate at Unit Al, 1st Floor, Vita Tower, 29 Wong Chuk Hang Road, Aberdeen, Hong Kong.


                                    PART III


TERM: Three years from the 1st day of May 1995 to the 30th day of April 1998.


The Tenant shall have an option to renew the tenancy hereby granted for a further term of two years from the expiration of the term hereby created on the same terms and conditions contained in this Agreement and at the rental calculated in accordance with Part IV of this First Schedule save and except this clause for option and the rent-free period hereby granted Provided That the Tenant shall be required to give to the Landlord not less than 6 months' prior notice in writing before the expiration of the term hereby granted of such desire to renew and if the Tenant shall have paid the rents hereby reserved and shall have performed all terms and conditions herein contained on the part of the Tenant to be observed and performed up to the termination of the tenancy hereby created.


                                       25.

                                    PART IV

RENT:


                     Rent per calendar month (exclusive of rates and management fee and other incidental outgoings payable on the said
Period               premises)
- ------               --------------------------------------------------------



(1) The term of three DOLLARS SEVENTEEN THOUSAND AND FIVE HUNDRED ($17,500.00) years hereby granted



(2) The renewed term   The rental for the renewed term shall be agreed between
    of two years       the parties hereto after the Tenant has given to the
                       Landlord notice of intention to renew or failing agreement the rental for the renewed term shall be settled by a single valuer to be agreed between the parties or in default of agreement to be appointed at the request of either party by the Chairman for the time being of the Hong Kong Institute of Surveyors it being further agreed and declared between the parties hereto that it is their intention that the rental for the said renewed term of two years shall be in accordance with the then current open market rates for comparable accommodation in the same area and that in the event of valuation, the valuer shall have regard to the level of rents at the date of valuation and also the level which may reasonably be expected to be charged for comparable accommodation in the same area for similar duration but in any event the rental for the


                                       26.

                       said renewed term of two years shall not be less than Dollars Seventeen Thousand And Five Hundred Only per month exclusive of rates and management fees. It is expressly declared and agreed by both parties that the valuer shall under no circumstance be considered as an arbitrator and that the Arbitration Ordinance, Cap.341 shall not apply to such valuation aforesaid. It is further agreed between the parties that the decision of the valuer as to the rental for the renewed term shall be final and binding on the parties and that the cost of such valuation shall be borne by them in equal shares.


(3) Rent Free Period
    The first 15 days from the commencement date, namely, from 1st May 1995 to 15th May 1995 both days inclusive shall be rent free. During the Rent Free Period the Tenant shall pay and discharge punctually rates, management fee and all other outgoings now or at any time hereafter chargeable in respect of the said premises.


Rent shall be paid in advance without any deduction and set off whatsoever (whether legal or equitable) on the 1st day of each and every calendar month. When the term of tenancy does not commence on the 1st day of the month, the Landlord may at any time during the said term require the Tenant to pay rent for a particular month on a pro-rata basis, namely, from the commencement day to the end of the month, and thereafter the Tenant shall pay rent for each calendar month (including the last month of the said term also on a pro-rata basis) on the 1st day of each such calendar month.



                                       27.

                                     PART V


MANAGEMENT FEE


(1) Subject to (2) below the management fee throughout the said term shall be DOLLARS ONE THOUSAND FIVE HUNDRED AND EIGHTY TWO ($1,582.00) per calendar month.


(2) If at any time during the term of the tenancy hereby granted the cost of management shall have risen by 10% or more over cost prevailing at the beginning of such period, the Landlord shall be entitled to serve a notice on the Tenant increasing the management fee by a percentage equivalent to the percentage of increase in cost in management and thereafter the Tenant shall pay the new management fee stipulated in the said notice and further the management fee for the succeeding period (if any) shall be increased (if necessary) so as not to be less than the management fee prevailing on the expiration of the preceding period. When any notice of increase shall be sent by the Landlord to the Tenant, the notice shall be accompanied by an explanatory memorandum but the Landlord's assessment of the appropriate increase shall be conclusive.


                                    PART VI


DEPOSIT


Amount of Deposit referred to in Clause (1) of Section IX:- DOLLARS THIRTY EIGHT THOUSAND ONE HUNDRED AND SIXTY FOUR ($38,164.00).


Deposit for the renewed term of two years:-
Two months' Rental and Management fee for the renewed term.


                                       28.

                     THE SECOND SCHEDULE ABOVE REFERRED TO


          ALL THAT UNIT A2 on the SEVENTH FLOOR of VITA TOWER as shown and coloured Pink on the Plan annexed hereto erected on All That piece or parcel of ground situate, lying and being at Aberdeen Hong Kong and registered in the Land Registry as Aberdeen Inland Lot No. 151.



                                       29.

SIGNED by                          )
                                   )
                                   )
                                   )
                                   )
                                   )
for and on behalf of the Landlord  )
whose signature is verified  by:-  )



SIGNED by                          )
                                   )
                                   )
                                   )
                                   )
                                   )
                                   )
                                   )
for and on behalf of the Tenant in )
the presence of:-                  )




                    R E C E I V E D on the day and year     )
          first above written of and from the Tenant        )
          the sum of DOLLARS THIRTY EIGHT THOUSAND ONE      )$38,164.00
          HUNDRED AND SIXTY FOUR ONLY being the deposit     )
          money above expressed to be paid by the           )
          Tenant to the Landlord.                           )




VERIFYING THE SIGNATURE:-



                                       30.

                                   [FLOOR PLAN]


7th FLOOR PLAN SCALE 1:400                           W. SZETO & PARTNERS
A.I.L. 151 WONG CHUK HANG ROAD                       ARCHITECTS & ENGINEERS
HONG KONG                                            1 HYSAN AVENUE
                                                     HONG KONG